EXHIBIT 99.2




                         FIRST NATIONAL BANK OF GWINNETT



                              FINANCIAL STATEMENTS

                                   (UNAUDITED)

                                DECEMBER 31, 2003

                         FIRST NATIONAL BANK OF GWINNETT

                                 BALANCE SHEETS

                                DECEMBER 31, 2003

                                   (UNAUDITED)

                                     Assets
                                     ------
                                                                2003
                                                            ------------
Cash and due from banks, including reserve requirements
  of $119,000                                               $ 3,436,452
Federal funds sold                                            1,938,204
                                                            ------------

        Cash and cash equivalents                             5,374,656

Investment securities available for sale                      8,755,781
Other investments                                               344,500
Loans, net                                                   69,440,539
Premises and equipment, net                                   3,363,510
Accrued interest receivable and other assets                    869,933
                                                            ------------

        Total assets                                        $88,148,919
                                                            ============

                    Liabilities and Stockholders' Equity
                    ------------------------------------
Deposits:
  Demand                                                      9,059,025
  Money market and NOW accounts                              19,870,716
  Savings                                                       314,305
  Time                                                       43,995,214
  Time over $100,000                                          6,823,215
                                                            ------------

        Total deposits                                       80,062,475

Accrued interest payable and other liabilities                  260,170
                                                            ------------

        Total liabilities                                    80,322,645
                                                            ------------

Commitments

Stockholders' equity:
  Common stock, par value $5; 5,000,000 shares authorized;
    777,895 issued and outstanding                            3,889,475
  Additional paid-in capital                                  3,868,879
  Retained earnings                                             113,814
  Accumulated other comprehensive income                        (45,894)
                                                            ------------

        Total stockholders' equity                            7,826,274
                                                            ------------

        Total liabilities and stockholders' equity          $88,148,919
                                                            ============

                       FIRST NATIONAL BANK OF GWINNETT

                             STATEMENTS OF EARNINGS

                      FOR THE YEARS ENDED DECEMBER 31, 2003

                                   (UNAUDITED)


                                                            2003
                                                        ------------
Interest income:
  Interest and fees on loans                            $ 4,122,250
  Interest on investment securities:
    Government agencies and mortgage-backed securities      217,135
    State and County Municipals                              12,907
    FHLB/FRB Stock                                           16,238
    Interest-bearing deposits                                   527
    Interest on federal funds sold                           23,658
                                                        ------------

            Total interest income                         4,392,715
                                                        ------------

Interest expense:
  Interest on money market and NOW accounts                 227,482
  Interest on savings and time deposits                   1,165,981
  Other                                                       1,260
                                                        ------------

            Total interest expense                        1,394,723
                                                        ------------

Net interest income                                       2,997,992

Provision for loan losses                                   297,450
                                                        ------------

Net interest income after provision for loan losses       2,700,542
                                                        ------------

Other income:
  Service charges on deposit accounts                       221,360
  Other income                                               69,647
  Mortgage income                                         1,157,710
  Loss on sale of securities                                   (771)
                                                        ------------

            Total other income                            1,447,946
                                                        ------------

Other expenses:
  Salaries and employee benefits                          1,912,547
  Occupancy and equipment                                   437,500
  Other operating                                           763,669
                                                        ------------

            Total other expenses                          3,113,716
                                                        ------------

            Earnings before income taxes                  1,034,772

Income tax expense                                         (379,607)
                                                        ------------

Net earnings                                            $   655,165
                                                        ============

Basic earnings per share                                        .84
                                                        ============

Diluted earnings per share                                      .81
                                                        ============

                                   FIRST NATIONAL BANK OF GWINNETT

                             STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                 FOR THE YEARS ENDED DECEMBER 31, 2003

                                              (UNAUDITED)


                                                                Accumulated   Accumulated
                                                     Additional   Deficit/       Other
                                          Common       Paid-In    Retained   Comprehensive
                                          Stock        Capital    Earnings       Income        Total
                                       ------------  -----------  ---------  --------------  ----------
Balance, December 31, 2002             $  3,889,475    3,868,879  (541,351)         78,836   7,295,839

Net earnings                                      -            -   655,165               -     655,165

Changes in other comprehensive income            --            -         -        (124,730)   (124,730)
                                       ------------  -----------  ---------  --------------  ----------


Balance December 31, 2003              $  3,889,475    3,868,879   113,814         (45,894)  7,826,274
                                       ============  ===========  =========  ==============  ==========

                        FIRST NATIONAL BANK OF GWINNETT

                       STATEMENTS OF COMPREHENSIVE INCOME

                      FOR THE YEARS ENDED DECEMBER 31, 2003

                                   (UNAUDITED)


                                                               2003
                                                            ----------
Net earnings                                                $ 655,165
                                                            ----------

Other comprehensive income, net of income taxes:
  Unrealized gain/(loss) on securities available for sale:   (201,177)
  Less income tax expense related to investment
    securities available for sale.                            (76,447)

             Total other comprehensive income                (124,730)
                                                            ----------

Comprehensive income                                        $ 530,435
                                                            ==========

                                 FIRST NATIONAL BANK OF GWINNETT

                                     STATEMENTS OF CASH FLOWS

                              FOR THE YEARS ENDED DECEMBER 31, 2003

                                           (UNAUDITED)


                                                                                        2003
                                                                                    -------------
Cash flows from operating activities:
    Net earnings                                                                    $    655,165
    Adjustments to reconcile net earnings to net cash provided by operating activities:
        Depreciation, amortization and accretion                                         359,539
        Provision for loan losses                                                        297,450
        Loss on sale of security                                                             771
        Gain on sale of loans                                                             48,576
        Loss on sale of premises & equipment                                                 570
        Deferred income tax expense                                                       10,450
        Change in:
          Accrued interest receivable and other assets                                  (206,428)
          Accrued interest payable and other liabilities                                  (1,468)
                                                                                    -------------

          Net cash provided by operating activities                                    1,154,175
                                                                                    -------------

Cash flows from investing activities:
    Purchases of investment securities available for sale                             (7,943,151)
    Proceeds from calls, maturities, and paydowns of securities available for sale     4,644,960
    Purchase of other investments                                                        (50,450)
    Sale of other investments                                                            775,500
    Redemption of Time Deposits                                                           99,000
    Net change in loans                                                              (23,262,626)
    Purchase of premises and equipment                                                  (137,330)
    Proceeds from sale of loan                                                           648,580
    Proceeds from sale of premises and equipment                                         559,000
    Proceeds from sale of OREO                                                           750,000
                                                                                    -------------

          Net cash used by investing activities                                      (23,916,517)
                                                                                    -------------

Cash flows from financing activities:
    Net change in deposits                                                            22,692,581
                                                                                    -------------

          Net cash provided by financing activities                                   22,692,581
                                                                                    -------------

Net change in cash and cash equivalents                                                  (69,761)

Cash and cash equivalents at beginning of year                                         5,444,417
                                                                                    -------------

Cash and cash equivalents at end of year                                            $  5,374,656
                                                                                    =============

Supplemental disclosures of cash flow information:
    Cash paid during the year for interest                                          $  1,422,136
    Cash paid for income taxes                                                      $    341,000

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